Exhibit 99.1


                                LEHMAN BROTHERS


                               DERIVED INFORMATION



                           $115,000,000 (APPROXIMATE)


                FIRST ALLIANCE MORTGAGE LOAN TRUST, SERIES 1999-1






                         FIRST ALLIANCE MORTGAGE COMPANY
                              (SELLER AND SERVICER)



                          NORWEST BANK MINNESOTA, N.A.
                                (MASTER SERVICER)





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
SECURITIES OFFERED:

TO MATURITY:

--------------------------------------------------------------------------------------------------------------------------------
|                                                                                 EST.                                          |
|                                                                 ESTIMATED     PRINCIPAL   EXPECTED     LEGAL       EXPECTED   |
|                   EXPECTED    CLASS       LOAN                   WAL/MDUR     PMT. WIN.     FINAL      FINAL     RATINGS (S&P/|
|SECURITIES           SIZE      SIZE (%)    GROUP    BENCHMARK      (YRS)         (MOS)     MATURITY   MATURITY      MOODY'S)   |
--------------------------------------------------------------------------------------------------------------------------------
|CLASS A-1         $85,000,000  100.000%      F        Curve      3.47/2.81       1-205     4/20/16     6/20/30       AAA/Aaa   |
--------------------------------------------------------------------------------------------------------------------------------
|CLASS A-2         $30,000,000  100.000%      A     1 mo LIBOR       2.62         1-172     7/20/13     6/20/30       AAA/Aaa   |
--------------------------------------------------------------------------------------------------------------------------------


TO 10% CLEAN-UP CALL:
--------------------------------------------------------------------------------------------------------------------------------
|                                                                                 EST.                                          |
|                                                                 ESTIMATED     PRINCIPAL   EXPECTED     LEGAL       EXPECTED   |
|                   EXPECTED    CLASS       LOAN                   WAL/MDUR     PMT. WIN      FINAL      FINAL     RATINGS (S&P/|
|SECURITIES           SIZE      SIZE (%)    GROUP    BENCHMARK      (YRS)         (MOS)     MATURITY   MATURITY      MOODY'S)   |
--------------------------------------------------------------------------------------------------------------------------------
|CLASS A-1         $85,000,000  100.000%      F        Curve      3.18/2.65       1-90      9/20/06     6/20/30       AAA/Aaa   |
|CLASS A-2         $30,000,000  100.000%      A     1 mo LIBOR       2.49         1-90      9/20/06     6/20/30       AAA/Aaa   |
--------------------------------------------------------------------------------------------------------------------------------


(1) Prepayments for the Group F loans are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments for the Group A loans are sized at 30% CPR.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE

                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY:

-------------------------------------------------------------------------------------------------------------------------
|CPR (Group A Loans)                      10.0%       15.0%       20.0%       30.0%         35.0%       40.0%       50.0%|
|PPC (Group F Loans)                      50.0%       75.0%      100.0%      125.0%        175.0%      200.0%      250.0%|
|                                                                                                                        |
|Class A-1                                                                                                               |
|---------                                                                                                               |
|Avg. Life (yrs.)                          7.58        5.53        4.28        3.47          2.48        2.15        1.69|
|Mod Duration (yrs)                        5.11        4.05        3.33        2.81          2.11        1.87        1.51|
|Window (begin-end) (mths)                1-339       1-303       1-250       1-205         1-144       1-124        1-94|
|Expected Final Maturity                6/20/27     6/20/24     1/20/20     4/20/16       3/20/11     7/20/09     1/20/07|
|Yield @ 100.00000%                       6.674       6.662       6.647       6.635         6.594       6.573       6.528|
|                                                                                                                        |
|Class A-2                                                                                                               |
|---------                                                                                                               |
|Avg. Life (yrs.)                          7.62        5.39        4.06        2.62          2.19        1.86        1.38|
|Window (begin-end) (mths)                1-333       1-305       1-255       1-172         1-144       1-122        1-91|
|Expected Final Maturity               12/20/26     8/20/24     6/20/20     7/20/13       3/20/11     5/20/09    10/20/06|
-------------------------------------------------------------------------------------------------------------------------




TO 10% CLEANUP CALL:

-------------------------------------------------------------------------------------------------------------------------
|CPR (Group A Loans)                      10.0%       15.0%       20.0%       30.0%         35.0%       40.0%       50.0%|
|PPC (Group F Loans)                      50.0%       75.0%      100.0%      125.0%        175.0%      200.0%      250.0%|
|                                                                                                                        |
|Class A-1                                                                                                               |
|---------                                                                                                               |
|Avg. Life (yrs.)                          7.20        5.17        3.98        3.18          2.29        2.00        1.57|
|Mod Duration (yrs)                        5.01        3.92        3.19        2.65          2.00        1.77        1.42|
|Window (begin-end) (mths)                1-212       1-154       1-118        1-90          1-65        1-56        1-43|
|Expected Final Maturity               11/20/16     1/20/12     1/20/09     9/20/06       8/20/04    11/20/03    10/20/02|
|Yield @ 100.00000%                       6.663       6.643       6.623       6.601         6.557       6.534       6.486|
|                                                                                                                        |
|Class A-2                                                                                                               |
|---------                                                                                                               |
|Avg. Life (yrs.)                          7.17        4.97        3.74        2.49          2.02        1.72        1.29|
|Window (begin-end) (mths)                1-212       1-154       1-118        1-90          1-65        1-56        1-43|
|Expected Final Maturity               11/20/16     1/20/12     1/20/09     9/20/06       8/20/04    11/20/03    10/20/02|
-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

AVAILABLE FUNDS

The following table lists the Available Funds Cap on the Group A loans each month assuming a constant 6-month LIBOR of [5.128]% and a prepayment rate equal to 30% CPR.

                 -----------------------------------------------------------
                 |               AVAILABLE  |                AVAILABLE     |
                 |               FUNDS      |                 FUNDS        |
                 | MONTH         CAP (%)    |  MONTH         CAP (%)       |
                 -----------------------------------------------------------
                 |                          |                               |
                 |    1           7.78      |    31            9.53         |
                 |    2           7.78      |    32            9.53         |
                 |    3           7.78      |    33            9.53         |
                 |    4           7.83      |    34            9.53         |
                 |    5           7.92      |    35            9.53         |
                 |    6           8.18      |    36            9.58         |
                 |    7           8.42      |    37            9.58         |
                 |    8           8.68      |    38            9.58         |
                 |    9           8.72      |    39            9.58         |
                 |   10           8.77      |    40            9.58         |
                 |   11           8.86      |    41            9.58         |
                 |   12           9.12      |    42            9.58         |
                 |   13           8.86      |    43            9.58         |
                 |   14           9.12      |    44            9.58         |
                 |   15           9.15      |    45            9.58         |
                 |   16           9.17      |    46            9.58         |
                 |   17           9.20      |    47            9.58         |
                 |   18           9.29      |    48            9.58         |
                 |   19           9.34      |    49            9.58         |
                 |   20           9.40      |    50            9.58         |
                 |   21           9.40      |    51            9.58         |
                 |   22           9.40      |    52            9.58         |
                 |   23           9.40      |    53            9.58         |
                 |   24           9.46      |    54            9.58         |
                 |   25           9.46      |    55            9.58         |
                 |   26           9.46      |    56            9.58         |
                 |   27           9.46      |    57            9.58         |
                 |   28           9.46      |    58            9.58         |
                 |   29           9.46      |    59            9.58         |
                 |   30           9.53      |    60            9.58         |
                 ------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral statistics for the Initial Group F Loans are listed below as of the Statistical Pool Cut-Off Date. Initial Fixed Rate Mortgage Loans represent approximately 72.78% of the Home Equity Loans, by principal balance, as of the Statistical Pool Cut-Off Date.

  -----------------------------------------------------------------------------------------------------
  |                                     INITIAL GROUP F LOANS                                         |
  -----------------------------------------------------------------------------------------------------
  | NUMBER OF LOANS                           |                    798    |                           |
  | TOTAL OUTSTANDING PRINCIPAL BALANCE       |         $65,528,894.36    |                           |
  |        BALLOON (% OF TOTAL)               |                   0.87%   |                           |
  |        LEVEL PAY (% OF TOTAL)             |                  99.13%   |                           |
  | AVERAGE PRINCIPAL BALANCE                 |             $82,116.41    |  $3,457.91 - $341,954.00  |
  | WEIGHTED AVERAGE LOAN RATE                |                   9.49%   |  6.00% - 17.95%           |
  | WEIGHTED AVERAGE ORIGINAL TERM (MOS.)     |                    333    |  84 - 360                 |
  | WEIGHTED AVERAGE REMAINING TERM (MOS.)    |                    320    |  39 - 360                 |
  | WEIGHTED AVERAGE CLTV                     |                  60.89%   |  9.30% - 85.00%           |
  | WEIGHTED AVERAGE FICO *                   |                     616   |  469 - 812                |
  | LIEN POSITION (FIRST/SECOND)              |  97.69% / 1.98% / 0.32%   |                           |
  | PROPERTY TYPE                             |                           |                           |
  |         SINGLE FAMILY                     |                  90.08%   |                           |
  |         TWO TO FOUR FAMILY                |                   7.42%   |                           |
  |         CONDO                             |                   2.03%   |                           |
  |         PUD                               |                   0.48%   |                           |
  |  OCCUPANCY STATUS                         |                           |                           |
  |         OWNER OCCUPIED                    |                  96.96%   |                           |
  |         NOT OWNER OCCUPIED                |                   3.04%   |                           |
  |  DOCUMENT TYPE                            |                           |                           |
  |         FULL DOCUMENTATION                |                  67.64%   |                           |
  |         ALTERNATE DOCUMENTATION           |                  20.54%   |                           |
  |         NO DOCUMENTATION                  |                  11.82%   |                           |
  |  GEOGRAPHIC DISTRIBUTION                  |                           |                           |
  |  other states account individually for    |       CA         34.53%   |        NJ        13.03%   |
  |  less than 4% of Fixed Rate pool          |       NY         14.26%   |        IL         7.00%   |
  |  balance                                  |                           |                           |
  |  CREDIT GRADE                             |                           |                           |
  |                                           |        A          9.59%   |        B-        14.61%   |
  |                                           |       A-         28.26%   |         C        21.61%   |
  |                                           |       B+         10.68%   |        C-         2.93%   |
  |                                           |        B          8.83%   |         D         3.50%   |
  ----------------------------------------------------------------------------------------------------

o BASED ON FICO SCORE AVAILABLE ON 81.05% OF THE INITIAL GROUP F LOANS.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral statistics for the Initial Group A Loans are listed below as of the Statistical Pool Cut-Off Date. Initial Adjustable Rate Mortgage Loans represent approximately 27.22% of the Home Equity Loans, by principal balance, as of the Statistical Pool Cut-Off Date.

 -------------------------------------------------------------------------------------------------------
 |                                       INITIAL GROUP A LOAN                                          |
 -------------------------------------------------------------------------------------------------------
 |NUMBER OF LOANS                             |                     214  |                             |
 |TOTAL OUTSTANDING PRINCIPAL BALANCE         |          $24,505,006.73  |                             |
 |AVERAGE PRINCIPAL BALANCE                   |             $114,509.38  |     $24,253.00 - $361,839.97|
 |WEIGHTED AVERAGE START RATE                 |                   8.43%  |     6.99% - 11.99%          |
 |WEIGHTED AVERAGE MARGIN                     |                   5.60%  |     4.49% - 8.79%           |
 |WEIGHTED AVERAGE ORIGINAL TERM (MOS.)       |                     345  |     120 - 360               |
 |WEIGHTED AVERAGE REMAINING TERM (MOS.)      |                     344  |     120 - 360               |
 |WEIGHTED AVERAGE LIFE CAP                   |                  15.43%  |     13.99% - 18.99%         |
 |WEIGHTED AVERAGE FIRST PERIOD RATE CAP      |                   1.13%  |     1.00% - 3.00%           |
 |WEIGHTED AVERAGE PERIODIC RATE CAP          |                   1.00%  |     1.00% - 1.50%           |
 |                                            |           6 month LIBOR  |                             |
 |                                            |           2/28 (6 month  |     93.55%                  |
 |PRODUCT TYPE                                |                  LIBOR)  |     6.45%                   |
 |WEIGHTED AVERAGE LTV                        |                  66.54%  |     14.03% - 85.91%         |
 |WEIGHTED AVERAGE FICO *                     |                     600  |     465 - 806               |
 |LIEN POSITION (FIRST/SECOND)                |         100.00% / 0.00%  |                             |
 |PROPERTY TYPE                               |                          |                             |
 |        SINGLE FAMILY                       |                  92.43%  |                             |
 |        TWO TO FOUR FAMILY                  |                   2.39%  |                             |
 |        CONDO                               |                   5.19%  |                             |
 |OCCUPANCY STATUS                            |                          |                             |
 |        OWNER OCCUPIED                      |                  98.27%  |                             |
 |        NOT OWNER OCCUPIED                  |                   1.73%  |                             |
 |DOCUMENT TYPE                               |                          |                             |
 |        FULL DOCUMENTATION                  |                  65.52%  |                             |
 |        ALTERNATE DOCUMENTATION             |                  12.71%  |                             |
 |        NO DOCUMENTATION                    |                  21.77%  |                             |
 |GEOGRAPHIC DISTRIBUTION                     |                          |                             |
 |other states account individually for       |                          |                             |
 |less than                                   |            CA    37.21%  |            NY        8.02%  |
 |6% of Adjustable Rate Pool balance          |            NJ     9.99%  |            WA        6.15%  |
 |CREDIT GRADE                                |                          |                             |
 |                                            |            A      0.80%  |         B-          23.26%  |
 |                                            |            A-    19.55%  |          C          27.22%  |
 |                                            |            B+    21.85%  |         C-           1.18%  |
 |                                            |            B      3.46%  |          D           2.68%  |
 -----------------------------------------------------------------------------------------------------

* BASED ON FICO SCORE AVAILABLE ON 100% OF THE INITIAL GROUP A LOANS.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

--------------------------------------------------------------------------------
|                         INITIAL ADJUSTABLE RATE LOANS                        |
--------------------------------------------------------------------------------

























--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


------------------------------------------------------------------------------------------------------------------------------
|  FIRST RATE ADJUSTMENT       % BY PRINCIPAL      WTD. AVG.     WTD. AVG.     PERIODIC CAP     PERIODIC CAP      WTD. AVG.  |
|                                 BALANCE          LOAN RATE       MARGIN       (1ST RESET)     (SUBS. RESET)     LIFE CAP   |
------------------------------------------------------------------------------------------------------------------------------
|         1999-02                  0.22             10.990         8.790          1.000            1.000           16.990    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-03                  0.36             10.890         6.990          1.000            1.000           16.890    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-04                  0.78             8.419          5.622          1.245            1.245           15.419    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-05                  0.55             9.366          6.114          1.294            1.294           16.366    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-06                  3.45             8.641          6.044          1.000            1.000           15.641    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-07                  9.06             8.926          6.186          1.000            1.000           15.926    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-08                  25.29            8.298          5.511          1.000            1.000           15.298    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-09                  23.99            8.364          5.454          1.000            1.000           15.364    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-10                  26.21            8.316          5.400          1.000            1.000           15.316    |
------------------------------------------------------------------------------------------------------------------------------
|         1999-11                  3.65             9.113          5.821          1.000            1.000           16.113    |
------------------------------------------------------------------------------------------------------------------------------
|         2001-01                  2.09             8.447          5.878          3.000            1.000           15.447    |
------------------------------------------------------------------------------------------------------------------------------
|         2001-02                  3.39             8.104          5.793          3.000            1.000           15.104    |
------------------------------------------------------------------------------------------------------------------------------
|         2001-03                  0.98             7.938          6.094          3.000            1.000           14.938    |
------------------------------------------------------------------------------------------------------------------------------
|    WEIGHTED AVERAGE                               8.432%         5.599%         1.133%           1.004%          15.426%   |
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
|                         INITIAL ADJUSTABLE RATE LOANS                        |
--------------------------------------------------------------------------------














--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

------------------------------------------------------------------------------------------------------------------------------
| PRODUCT TYPE           |  % BY PRINCIPAL  |     WTD. AVG.  |  WTD. AVG.  |  PERIODIC CAP |   PERIODIC CAP |      WTD. AVG. |
|                        |   BALANCE        |   LOAN RATE    |  MARGIN     | (1ST RESET)   | (SUBS. RESET)  |    LIFE CAP    |
|------------------------|------------------|----------------|-------------|---------------|----------------|----------------|
| 2/28 6 Month Libor     |      6.45        |      8.190     |    5.866    |     3.000     |      1.000     |       15.190   |
|------------------------|------------------|----------------|-------------|---------------|----------------|----------------|
| 6 Month Libor          |      93.55       |      8.449     |    5.580    |     1.004     |      1.004     |       15.442   |
|------------------------|------------------|----------------|-------------|---------------|----------------|----------------|
| WEIGHTED AVERAGE       |                  |      8.432%    |    5.599%   |     1.133%    |      1.004%    |       15.426%  |
------------------------------------------------------------------------------------------------------------------------------











--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


 ----------------------------------------------------------------------------------------------
 Current Balance ($)             No. of Loans      Total Current Balance ($)    % Current Bal.
 -------------------             ------------      -------------------------    --------------
 24,253.00 - 25,000.00                      1                      24,253.00              0.10
 25,000.01 - 50,000.00                     11                     457,448.31              1.87
 50,000.01 - 75,000.00                     36                   2,281,542.36              9.31
 75,000.01 - 100,000.00                    57                   4,954,511.10             20.22
 100,000.01 - 125,000.00                   43                   4,790,185.69             19.55
 125,000.01 - 150,000.00                   21                   2,885,061.52             11.77
 150,000.01 - 175,000.00                   17                   2,718,285.34             11.09
 175,000.01 - 200,000.00                   12                   2,264,995.48              9.24
 200,000.01 - 225,000.00                    4                     843,570.03              3.44
 225,000.01 - 250,000.00                    4                     956,853.84              3.90
 250,000.01 - 275,000.00                    5                   1,323,316.76              5.40
 300,000.01 - 325,000.00                    1                     311,579.06              1.27
 325,000.01 - 350,000.00                    1                     331,564.27              1.35
 350,000.01 - 375,000.00                    1                     361,839.97              1.48
 TOTAL:                                   214                 $24,505,006.73           100.00%
 ----------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------
 Original Balance ($)            No. of Loans      Total Current Balance ($)   % Current Bal.
 --------------------            ------------      -------------------------   --------------
 24,253.00 - 25,000.00                      1                      24,253.00             0.10
 25,000.01 - 50,000.00                     11                     457,448.31             1.87
 50,000.01 - 75,000.00                     36                   2,281,542.36             9.31
 75,000.01 - 100,000.00                    57                   4,954,511.10            20.22
 100,000.01 - 125,000.00                   43                   4,790,185.69            19.55
 125,000.01 - 150,000.00                   20                   2,735,076.88            11.16
 150,000.01 - 175,000.00                   18                   2,868,269.98            11.70
 175,000.01 - 200,000.00                   12                   2,264,995.48             9.24
 200,000.01 - 225,000.00                    4                     843,570.03             3.44
 225,000.01 - 250,000.00                    4                     956,853.84             3.90
 250,000.01 - 275,000.00                    5                   1,323,316.76             5.40
 300,000.01 - 325,000.00                    1                     311,579.06             1.27
 325,000.01 - 350,000.00                    1                     331,564.27             1.35
 350,000.01 - 375,000.00                    1                     361,839.97             1.48
 TOTAL:                                   214                 $24,505,006.73          100.00%
 ---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)

   --------------------------------------------------------------------------------------------------
   Gross Coupon (%)                   No. of Loans      Total Current Balance ($)     % Current Bal.
   ----------------                   ------------      -------------------------     --------------
   6.990 - 7.000                                25                   2,048,046.56               8.36
   7.001 - 7.500                                14                   1,554,848.47               6.35
   7.501 - 8.000                                61                   7,358,892.94              30.03
   8.001 - 8.500                                45                   5,604,636.24              22.87
   8.501 - 9.000                                36                   4,029,695.45              16.44
   9.001 - 9.500                                 4                     486,647.11               1.99
   9.501 - 10.000                               10                   1,186,027.74               4.84
   10.001 - 10.500                               9                   1,122,827.41               4.58
   10.501 - 11.000                               6                     738,602.89               3.01
   11.001 - 11.500                               2                     177,921.50               0.73
   11.501 - 11.990                               2                     196,860.42               0.80
   TOTAL:                                      214                 $24,505,006.73            100.00%
   --------------------------------------------------------------------------------------------------


   --------------------------------------------------------------------------------------------------
   Margin (%)                         No. of Loans      Total Current Balance ($)     % Current Bal.
   ----------                         ------------      -------------------------     --------------
   4.490 - 4.500                                 1                     102,659.03               0.42
   4.501 - 5.000                                73                   7,229,053.75              29.50
   5.001 - 5.500                                58                   7,022,535.55              28.66
   5.501 - 6.000                                39                   5,091,149.29              20.78
   6.001 - 6.500                                15                   2,082,460.54               8.50
   6.501 - 7.000                                17                   1,763,166.90               7.20
   7.001 - 7.500                                 9                   1,006,923.21               4.11
   7.501 - 8.000                                 1                     153,335.19               0.63
   8.501 - 8.790                                 1                      53,723.27               0.22
   TOTAL:                                      214                 $24,505,006.73            100.00%
   --------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------
   First Period Rate Cap (%)             No. of Loans     Total Current Balance ($)     % Current Bal.
   -------------------------             ------------     -------------------------     --------------
   1                                              202                 22,750,509.91              92.84
   1.5                                              2                    173,087.63               0.71
   3                                               10                  1,581,409.19               6.45
   TOTAL:                                         214                $24,505,006.73            100.00%
   ----------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------
   Periodic Rate Cap (%)                 No. of Loans     Total Current Balance ($)     % Current Bal.
   ---------------------                 ------------     -------------------------     --------------
   1                                              212                 24,331,919.10              99.29
   1.5                                              2                    173,087.63               0.71
   TOTAL:                                         214                $24,505,006.73            100.00%
   ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


     -------------------------------------------------------------------------------------
     Floor (%)             No. of Loans      Total Current Balance ($)     % Current Bal.
     ---------             ------------      -------------------------     --------------
     6.990 - 7.000                   25                   2,048,046.56               8.36
     7.001 - 7.500                   14                   1,554,848.47               6.35
     7.501 - 8.000                   61                   7,358,892.94              30.03
     8.001 - 8.500                   45                   5,604,636.24              22.87
     8.501 - 9.000                   36                   4,029,695.45              16.44
     9.001 - 9.500                    4                     486,647.11               1.99
     9.501 - 10.000                  12                   1,327,247.63               5.42
     10.001 - 10.500                  9                   1,122,827.41               4.58
     10.501 - 11.000                  4                     597,383.00               2.44
     11.001 - 11.500                  2                     177,921.50               0.73
     11.501 - 11.990                  2                     196,860.42               0.80
     TOTAL:                         214                 $24,505,006.73            100.00%
     -------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------
     Maximum Rate (%)      No. of Loans      Total Current Balance ($)     % Current Bal.
     ----------------      ------------      -------------------------     --------------
     13.990 - 14.000                 25                   2,048,046.56               8.36
     14.001 - 14.500                 14                   1,554,848.47               6.35
     14.501 - 15.000                 61                   7,358,892.94              30.03
     15.001 - 15.500                 45                   5,604,636.24              22.87
     15.501 - 16.000                 36                   4,029,695.45              16.44
     16.001 - 16.500                  4                     486,647.11               1.99
     16.501 - 17.000                 12                   1,327,247.63               5.42
     17.001 - 17.500                  9                   1,122,827.41               4.58
     17.501 - 18.000                  4                     597,383.00               2.44
     18.001 - 18.500                  2                     177,921.50               0.73
     18.501 - 18.990                  2                     196,860.42               0.80
     TOTAL:                         214                 $24,505,006.73            100.00%
     -------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Original Term (months)             No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------------             ------------      -------------------------     --------------
         120                                           3                     159,633.00               0.65
         180                                          21                   1,839,819.75               7.51
         240                                           1                      68,829.00               0.28
         360                                         189                  22,436,724.98              91.56
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------


         --------------------------------------------------------------------------------------------------
         Remaining Term (mths)              No. of Loans      Total Current Balance ($)     % Current Bal.
         ---------------------              ------------      -------------------------     --------------
         120                                           3                     159,633.00               0.65
         121 - 180                                    21                   1,839,819.75               7.51
         181 - 240                                     1                      68,829.00               0.28
         301 - 360                                   189                  22,436,724.98              91.56
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Loan Age (months)                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         0                                           125                  13,435,567.79              54.83
         1 - 3                                        83                  10,602,135.69              43.27
         4 - 6                                         5                     413,579.98               1.69
         7 - 12                                        1                      53,723.27               0.22
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Loan Modification                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         No                                          214                  24,505,006.73             100.00
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Lien Position                      No. of Loans      Total Current Balance ($)     % Current Bal.
         -------------                      ------------      -------------------------     --------------
         1                                           214                  24,505,006.73             100.00
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Original Loan-to-Value             No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------------             ------------      -------------------------     --------------
         14.03 - 15.00                                 1                      51,085.00               0.21
         15.01 - 20.00                                 3                     170,250.18               0.69
         25.01 - 30.00                                 5                     247,951.46               1.01
         30.01 - 35.00                                 4                     293,702.25               1.20
         35.01 - 40.00                                 6                     473,062.80               1.93
         40.01 - 45.00                                 5                     442,905.83               1.81
         45.01 - 50.00                                10                   1,137,784.04               4.64
         50.01 - 55.00                                26                   2,586,771.33              10.56
         55.01 - 60.00                                14                   1,747,402.18               7.13
         60.01 - 65.00                                24                   2,696,102.22              11.00
         65.01 - 70.00                                34                   4,113,307.90              16.79
         70.01 - 75.00                                31                   4,139,626.44              16.89
         75.01 - 80.00                                30                   3,946,856.97              16.11
         80.01 - 85.00                                20                   2,364,007.30               9.65
         85.01 - 85.91                                 1                      94,190.83               0.38
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Months Delinquent                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         CURRENT                                     213                  24,393,417.49              99.54
         30 DAYS                                       1                     111,589.24               0.46
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Occupancy Status                   No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------                   ------------      -------------------------     --------------
         primary, owner occupied                     209                  24,080,611.08              98.27
         investor                                      5                     424,395.65               1.73
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Credit Grade                       No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------                       ------------      -------------------------     -------------
         A                                             2                     196,849.86               0.80
         A-                                           45                   4,790,693.13              19.55
         B+                                           46                   5,354,577.38              21.85
         B                                             9                     846,997.84               3.46
         B-                                           47                   5,698,986.38              23.26
         C                                            57                   6,669,379.27              27.22
         C-                                            3                     289,699.68               1.18
         D                                             5                     657,823.19               2.68
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         FICO Score                         No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------                         ------------      -------------------------     --------------
         465 - 560                                    56                   6,461,301.41              26.37
         561 - 580                                    27                   3,237,236.92              13.21
         581 - 600                                    21                   2,882,095.80              11.76
         601 - 620                                    36                   3,633,235.39              14.83
         621 - 640                                    23                   2,664,521.08              10.87
         641 - 660                                    16                   2,102,343.40               8.58
         661 - 680                                    13                   1,464,068.67               5.97
         681 - 700                                     6                     562,216.27               2.29
         701 - 720                                     7                     678,361.07               2.77
         721 - 740                                     5                     403,200.45               1.65
         741 - 760                                     2                     148,929.00               0.61
         761 - 780                                     1                     107,240.00               0.44
         801 - 806                                     1                     160,257.27               0.65
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Debt-to-Income                     No. of Loans      Total Current Balance ($)     % Current Bal.
         --------------                     ------------      -------------------------     --------------
          8.00 - 10.00                                 1                      99,740.00               0.41
         10.01 - 15.00                                 2                     131,998.46               0.54
         15.01 - 20.00                                 9                     660,767.80               2.70
         20.01 - 25.00                                14                   1,023,805.98               4.18
         25.01 - 30.00                                16                   1,536,146.77               6.27
         30.01 - 35.00                                27                   2,650,282.35              10.82
         35.01 - 40.00                                35                   4,175,752.65              17.04
         40.01 - 45.00                                32                   3,945,243.18              16.10
         45.01 - 50.00                                34                   4,413,273.71              18.01
         50.01 - 55.00                                22                   3,065,661.16              12.51
         55.01 - 60.00                                16                   1,963,509.57               8.01
         60.01 - 65.00                                 5                     627,457.03               2.56
         65.01 - 67.00                                 1                     211,368.07               0.86
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Property Type                      No. of Loans      Total Current Balance ($)     % Current Bal.
         -------------                      ------------      -------------------------     --------------
         single family                               195                  22,649,021.27              92.43
         condominium                                  11                   1,270,900.31               5.19
         two - four family                             8                     585,085.15               2.39
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Loan Documentation                 No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------------                 ------------      -------------------------     --------------
         Full                                        145                  16,056,512.47              65.52
         No Doc                                       45                   5,333,573.18              21.77
         Alternate                                    24                   3,114,921.08              12.71
         TOTAL:                                      214                 $24,505,006.73            100.00%
         --------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROHTERS

DETAILED COLLATERAL SUMMARY (ADJUSTABLE RATE LOANS)


         ---------------------------------------------------------------------------------------------------
         State                                No. of Loans     Total Current Balance ($)     % Current Bal.
         -----                                ------------     -------------------------     --------------
         CA                                             59                  9,119,246.50              37.21
         NJ                                             24                  2,448,226.99               9.99
         NY                                             17                  1,965,610.91               8.02
         WA                                             14                  1,507,865.30               6.15
         CO                                             14                  1,428,211.89               5.83
         OR                                             10                  1,304,828.40               5.32
         PA                                             14                  1,271,041.70               5.19
         IL                                             13                  1,185,942.44               4.84
         UT                                             16                  1,123,564.27               4.59
         OH                                             11                    897,130.51               3.66
         VA                                              4                    576,422.86               2.35
         FL                                              5                    506,720.62               2.07
         MD                                              4                    337,816.56               1.38
         CT                                              2                    278,728.00               1.14
         AZ                                              3                    246,340.00               1.01
         GA                                              2                    198,270.29               0.81
         MA                                              1                     55,316.22               0.23
         MN                                              1                     53,723.27               0.22
         TOTAL:                                        214                $24,505,006.73            100.00%
         ---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Current Balance ($)                 No. of Loans      Total Current Balance ($)    % Current Bal.
         -------------------                 ------------      -------------------------    --------------
           3,457.91 -  25,000.00                       44                     764,998.08              1.17
          25,000.01 -  50,000.00                      136                   5,321,119.03              8.12
          50,000.01 -  75,000.00                      214                  13,594,048.48             20.75
          75,000.01 - 100,000.00                      207                  17,941,200.81             27.38
         100,000.01 - 125,000.00                       99                  11,001,621.98             16.79
         125,000.01 - 150,000.00                       42                   5,716,828.64              8.72
         150,000.01 - 175,000.00                       20                   3,210,240.29              4.90
         175,000.01 - 200,000.00                       12                   2,220,226.67              3.39
         200,000.01 - 225,000.00                       12                   2,554,102.44              3.90
         225,000.01 - 250,000.00                        4                     930,624.30              1.42
         250,000.01 - 275,000.00                        5                   1,332,401.51              2.03
         275,000.01 - 300,000.00                        1                     278,067.66              0.42
         300,000.01 - 325,000.00                        1                     321,460.47              0.49
         325,000.01 - 350,000.00                        1                     341,954.00              0.52
         TOTAL:                                       798                 $65,528,894.36           100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Original Balance ($)                 No. of Loans     Total Current Balance ($)    % Current Bal.
         --------------------                 ------------     -------------------------    --------------
         11,000.00 - 25,000.00                          39                    648,536.11              0.99
         25,000.01 - 50,000.00                         136                  5,211,955.02              7.95
         50,000.01 - 75,000.00                         209                 13,107,910.52             20.00
         75,000.01 - 100,000.00                        207                 17,715,552.95             27.03
         100,000.01 - 125,000.00                       107                 11,697,108.56             17.85
         125,000.01 - 150,000.00                        44                  5,958,753.86              9.09
         150,000.01 - 175,000.00                        20                  3,210,240.29              4.90
         175,000.01 - 200,000.00                        12                  2,220,226.67              3.39
         200,000.01 - 225,000.00                        12                  2,554,102.44              3.90
         225,000.01 - 250,000.00                         4                    930,624.30              1.42
         250,000.01 - 275,000.00                         4                  1,059,962.30              1.62
         275,000.01 - 300,000.00                         2                    550,506.87              0.84
         300,000.01 - 325,000.00                         1                    321,460.47              0.49
         325,000.01 - 350,000.00                         1                    341,954.00              0.52
         TOTAL:                                        798                $65,528,894.36           100.00%
         --------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Gross Coupon (%)                   No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------                   ------------      -------------------------     --------------
          6.000                                        1                      44,944.87               0.07
          7.001 - 7.500                                1                     192,604.58               0.29
          7.501 - 8.000                                4                     463,295.18               0.71
          8.001 - 8.500                              158                  12,644,490.18              19.30
          8.501 - 9.000                              151                  12,312,586.36              18.79
          9.001 - 9.500                              179                  16,260,221.14              24.81
          9.501 - 10.000                             159                  13,921,453.22              21.24
         10.001 - 10.500                              43                   3,864,661.90               5.90
         10.501 - 11.000                              31                   2,271,007.62               3.47
         11.001 - 11.500                              14                   1,261,295.32               1.92
         11.501 - 12.000                               6                     578,436.32               0.88
         12.001 - 12.500                               8                     357,737.53               0.55
         12.501 - 13.000                               8                     403,171.51               0.62
         13.001 - 13.500                               5                     203,164.06               0.31
         13.501 - 14.000                               6                     240,544.45               0.37
         14.001 - 14.500                               1                      11,512.83               0.02
         14.501 - 15.000                               5                     117,134.31               0.18
         15.001 - 15.500                               7                     173,751.80               0.27
         15.501 - 16.000                               8                     157,935.36               0.24
         16.501 - 17.000                               2                      39,664.96               0.06
         17.501 - 18.000                               1                       9,280.86               0.01
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Original Term (months)             No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------------             ------------      -------------------------     --------------
         84                                            1                      30,768.33               0.05
         120                                           9                     282,591.66               0.43
         180                                         173                   9,298,271.67              14.19
         240                                           9                     847,428.47               1.29
         360                                         606                  55,069,834.23              84.04
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Remaining Term (mths)              No. of Loans      Total Current Balance ($)     % Current Bal.
         ---------------------              ------------      -------------------------     --------------
         39 - 60                                       3                      25,220.30               0.04
         61 - 120                                     51                   1,648,679.68               2.52
         121 - 180                                   129                   7,937,731.68              12.11
         181 - 240                                     9                     847,428.47               1.29
         241 - 300                                    24                   2,545,490.73               3.88
         301 - 360                                   582                  52,524,343.50              80.15
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Loan Age (months)                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         0                                           382                  31,390,953.62              47.90
         1 - 6                                        82                   6,999,151.85              10.68
         7 - 12                                       74                   6,745,327.01              10.29
         13 - 18                                      73                   6,841,930.05              10.44
         19 - 24                                      49                   3,770,361.15               5.75
         25 - 30                                      26                   2,285,269.07               3.49
         31 - 36                                      18                   1,184,570.76               1.81
         >= 37                                        94                   6,311,330.85               9.63
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Product Type                       No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------                       ------------      -------------------------     --------------
         Balloon                                      13                     572,510.70               0.87
         Level Pay                                   785                  64,956,383.66              99.13
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Loan Modification                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         No                                          509                  39,654,769.33              60.51
         Yes                                         289                  25,874,125.03              39.49
         TOTAL:                                      798                  65,528,894.36             100.00
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Lien Position                      No. of Loans      Total Current Balance ($)     % Current Bal.
         -------------                      ------------      -------------------------     --------------
         1                                           750                  64,017,252.97              97.69
         2                                            36                   1,299,684.53               1.98
         3                                            12                     211,956.86               0.32
         **TOTAL**                                   798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Original Combined
         Loan-to-Value                      No. of Loans      Total Current Balance ($)     % Current Bal.
         -------------                      ------------      -------------------------     --------------
          9.30 - 10.00                                 2                      35,156.00               0.05
         10.01 - 15.00                                 4                      78,421.23               0.12
         15.01 - 20.00                                15                     454,620.89               0.69
         20.01 - 25.00                                17                     543,242.28               0.83
         25.01 - 30.00                                30                   1,486,711.37               2.27
         30.01 - 35.00                                42                   2,248,713.01               3.43
         35.01 - 40.00                                31                   1,773,115.18               2.71
         40.01 - 45.00                                53                   3,167,007.68               4.83
         45.01 - 50.00                                66                   4,183,305.20               6.38
         50.01 - 55.00                                66                   4,827,008.78               7.37
         55.01 - 60.00                                80                   6,634,515.57              10.12
         60.01 - 65.00                               124                  12,272,438.69              18.73
         65.01 - 70.00                               115                  11,367,302.83              17.35
         70.01 - 75.00                                99                  10,355,073.77              15.80
         75.01 - 80.00                                44                   4,920,832.30               7.51
         80.01 - 85.00                                10                   1,181,429.58               1.80
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Jr. Mortgage Ratio                 No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------------                 ------------      -------------------------     --------------
         14.15 - 15.00                                 1                      15,172.68               1.00
         15.01 - 20.00                                 4                      49,135.00               3.25
         20.01 - 25.00                                 6                     139,368.23               9.22
         25.01 - 30.00                                 7                     160,212.98              10.60
         30.01 - 35.00                                 6                     148,209.17               9.80
         35.01 - 40.00                                 2                      47,357.50               3.13
         40.01 - 45.00                                 2                      88,389.20               5.85
         45.01 - 50.00                                 3                     110,106.06               7.28
         50.01 - 55.00                                 1                       9,752.44               0.65
         55.01 - 60.00                                 2                      66,976.29               4.43
         60.01 - 65.00                                 4                     107,817.28               7.13
         65.01 - 70.00                                 1                      51,491.91               3.41
         70.01 - 75.00                                 3                     170,712.07              11.29
         80.01 - 85.00                                 3                     158,305.03              10.47
         85.01 - 88.66                                 3                     188,635.55              12.48
         TOTAL:                                       48                  $1,511,641.39            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Months Delinquent                  No. of Loans      Total Current Balance ($)     % Current Bal.
         -----------------                  ------------      -------------------------     --------------
         CURRENT                                     787                  64,573,371.00              98.54
         30 DAYS                                      11                     955,523.36               1.46
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Occupancy Status                   No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------------                   ------------      -------------------------     --------------
         primary, owner occupied                     772                  63,533,845.94              96.96
         investor                                     26                   1,995,048.42               3.04
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROHTERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Credit Grade                       No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------                       ------------      -------------------------     --------------
         A                                            83                   6,282,575.01               9.59
         A-                                          207                  18,516,467.58              28.26
         B+                                           83                   6,997,155.81              10.68
         B                                            64                   5,787,149.98               8.83
         B-                                          117                   9,575,751.24              14.61
         C                                           191                  14,160,300.80              21.61
         C-                                           22                   1,918,898.35               2.93
         D                                            31                   2,290,595.59               3.50
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         FICO Score                         No. of Loans      Total Current Balance ($)     % Current Bal.
         ----------                         ------------      -------------------------     --------------
         N/A                                         172                  12,420,952.76              18.95
         469 - 560                                   160                  13,046,690.64              19.91
         561 - 580                                    62                   5,077,379.22               7.75
         581 - 600                                    58                   4,605,290.55               7.03
         601 - 620                                    68                   5,959,139.69               9.09
         621 - 640                                    59                   5,216,979.65               7.96
         641 - 660                                    55                   4,930,456.42               7.52
         661 - 680                                    51                   5,228,665.73               7.98
         681 - 700                                    26                   2,537,908.09               3.87
         701 - 720                                    28                   2,505,497.19               3.82
         721 - 740                                    19                   1,382,985.97               2.11
         741 - 760                                    18                   1,260,624.72               1.92
         761 - 780                                    13                     753,713.72               1.15
         781 - 800                                     6                     441,472.00               0.67
         801 - 812                                     3                     161,138.01               0.25
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


         --------------------------------------------------------------------------------------------------
         Debt to Income                     No. of Loans      Total Current Balance ($)     % Current Bal.
         --------------                     ------------      -------------------------     --------------
          2.000 - 5.000                                1                      51,081.00               0.08
          5.001 - 10.000                               1                      51,491.91               0.08
         10.001 - 15.000                               9                     585,081.32               0.89
         15.001 - 20.000                              48                   3,034,695.99               4.63
         20.001 - 25.000                              74                   5,203,424.65               7.94
         25.001 - 30.000                              91                   6,659,023.99              10.16
         30.001 - 35.000                             105                   8,524,037.57              13.01
         35.001 - 40.000                             112                   8,741,663.56              13.34
         40.001 - 45.000                              96                   8,273,538.74              12.63
         45.001 - 50.000                             101                   9,348,027.71              14.27
         50.001 - 55.000                              78                   6,599,114.16              10.07
         55.001 - 60.000                              57                   5,694,232.72               8.69
         60.001 - 65.000                              23                   2,743,049.28               4.19
         65.001 - 69.000                               2                      20,431.76               0.03
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Property Type                      No. of Loans      Total Current Balance ($)     % Current Bal.
         -------------                      ------------      -------------------------     --------------
         single family                               720                  59,028,959.48              90.08
         two - four family                            58                   4,859,644.37               7.42
         condominium                                  14                   1,327,482.68               2.03
         PUD                                           6                     312,807.83               0.48
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------
         Loan Documentation                 No. of Loans      Total Current Balance ($)     % Current Bal.
         ------------------                 ------------      -------------------------     --------------
         Full                                        533                  44,321,959.23              67.64
         Alternate                                   178                  13,458,823.75              20.54
         No Doc                                       87                   7,748,111.38              11.82
         TOTAL:                                      798                 $65,528,894.36            100.00%
         --------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

DETAILED COLLATERAL SUMMARY (FIXED RATE LOANS)


  ---------------------------------------------------------------------------
  State        No. of Loans     Total Current Balance ($)     % Current Bal.
  -----        ------------     -------------------------     --------------
  CA                    253                 22,629,578.44              34.53
  NY                    107                  9,341,720.91              14.26
  NJ                    104                  8,538,102.84              13.03
  IL                     67                  4,583,955.21               7.00
  FL                     31                  2,393,967.32               3.65
  OR                     25                  2,305,511.28               3.52
  WA                     27                  2,157,028.22               3.29
  MD                     26                  1,800,989.83               2.75
  UT                     22                  1,713,429.39               2.61
  PA                     26                  1,679,745.92               2.56
  OH                     21                  1,578,785.04               2.41
  CO                     20                  1,509,681.78               2.30
  AZ                     23                  1,478,554.08               2.26
  MN                     13                    934,872.64               1.43
  GA                     13                    911,765.55               1.39
  VA                      7                    830,834.24               1.27
  MA                      5                    446,559.40               0.68
  CT                      4                    366,731.00               0.56
  DC                      3                    272,228.49               0.42
  ID                      1                     54,852.78               0.08
  TOTAL:                798                $65,528,894.36            100.00%
  ---------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).